UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 14, 2016

Virtus Investment Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10994	95-4191764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pearl St., 9th Floor, Hartford, CT		06103
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (800) 248-7971

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

On June 14, 2016, Virtus Investment Partners, Inc. (the “Company”) issued a press release announcing the final results of its cash tender offer, which expired at 5:00 p.m., New York City time, on June 8, 2016. The release announced that the Company has accepted for purchase 556,437 shares of its common stock at a purchase price of $82.50 per share. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated June 14, 2016 announcing the final results of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

By:	/s/ Mark S. Flynn
	Name:	Mark S. Flynn
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 14, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by Virtus Investment Partners on June 14, 2016.